UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)
(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2014 Avid Technology, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement with Wells Fargo Capital Finance LLC (“Wells Fargo”) amending the Credit Agreement (the “Credit Agreement”) among the Company, certain direct and indirect subsidiaries of the Company, and Wells Fargo, in its capacity as lender and as Administrative Agent. The Amendment (i) extends the maturity of the Credit Agreement entered into between the parties in October 2010 from October 1, 2014 to October 1, 2015, (ii) changes the maximum amounts available under each of the revolving credit facilities, and (iii) adds certain covenants, as described below.

Under the Amendment, the maximum amount available for the Company was increased to $45.0 million (from $40.0 million) and the maximum amount available for its subsidiary Avid Europe was decreased to $15.0 million (from $20.0 million). The maximum amount available under the combined revolvers continues to be $60.0 million, subject to certain limitations on borrowing and other terms and conditions as provided in the Credit Agreement filed as

The Amendment also requires the Company to comply with certain additional covenants, including (i) achieving EBITDA (as defined in the Amendment) of $33.8 million for the year ending December 31, 2014, and (ii) not incurring more than $16.0 million of capital expenditures (as defined in the Amendment) during the year ending December 31, 2014.

The Amendment also requires the Company to deliver to Wells Fargo (i) its annual report on Form 10-K for the fiscal year ended December 31, 2013 no later than September 15, 2014, (ii) its quarterly report on Form 10-Q for the quarter ended March 31, 2014 and preliminary financial statements for the six months ended June 30, 2014, no later than September 22, 2014, and (iii) its quarterly report on Form 10-Q for the quarter ended June 30, 2014, no later than November 3, 2014.

Furthermore, the Amendment requires that the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 as well as the Company’s unaudited consolidated financial statements for the three months ended March 31, 2014 and the six months ended June 30, 2014, to be delivered to Wells Fargo under the Credit Agreement, as amended, shall be substantially similar, in all material respects, to the drafts thereof delivered to Wells Fargo prior to the entry into the Amendment.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under "Item 1.01. Entry into a Material Definitive Agreement." of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
10.1
Amendment No. 13 dated August 29, 2014 to the Credit Agreement by and among Avid Technology, Inc., Avid Technology International B.V., Avid Systems, Inc., Avid General Partner B.V., each of the lenders party thereto, and Wells Fargo Capital Finance, LLC, as agent, dated October 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: September 4, 2014	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer